Stockholders' Equity	12 Months Ended
Dec. 31, 2012
Stockholders' Equity

Note 14 – Stockholders’ Equity

Preferred Stock. The Corporation is authorized to issue 10.0 million shares of preferred stock without par value. The Board of Directors of the Corporation is authorized to fix the particular preferences, rights, qualifications and restrictions for each series of preferred stock issued. There was no preferred stock outstanding at December 31, 2012 or 2011.

Common Stock. The Corporation’s current share buyback program authorization was increased to 10.0 million shares in March 2012. Under the Corporation’s current share buyback program, the Corporation may purchase an additional 6.8 million shares after December 31, 2012. The repurchased shares would be used for general purposes of the Corporation, including management of the Corporation’s capital level and the issuance of shares under stock option and other incentive plans of the Corporation.

The average price paid per share for common stock repurchased in 2012, 2011, and 2010 was $46.32, $49.63, and $52.33, respectively.

Under the Corporation’s capital plan, which was submitted in January 2012 and reviewed without objection by the Federal Reserve in March 2012, the Corporation may repurchase up to $77.1 million of common stock after December 31, 2012 through March 2013. The Corporation submitted its most recent capital plan to the Federal Reserve Board in January 2013.

An analysis of changes in the number of shares of common stock outstanding follows:

	2012	2011	2010
Balance at January 1	241,008,509	242,268,903	241,679,942
Incentive Plan and Awards	449,463	189,793	300,376
Stock Options Exercised	973,270	149,385	419,846
Treasury Stock Purchased	(3,516,254)	(1,599,572)	(131,261)

Balance at December 31	238,914,988	241,008,509	242,268,903